EXHIBIT 23.2



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-81270) of Techdyne, Inc. of our report dated March 9, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

                                        /s/ Wiss & Company LLP
                                        Wiss & Company LLP
Livingston, New Jersey
March 27, 2003